UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 8, 2020, at which meeting the shareholders:

(1)	elected nine directors,

(2)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, and

(3)	approved, on an advisory basis, named executive officer compensation.

The shareholders did not approve the shareholder proposal regarding the right to allow shareholders to act by written consent.

The voting results for each such proposal are reported below.

1.	To elect nine directors:

Director	For	Against	Abstain	Broker Non-Vote
H. John Gilbertson, Jr.	119,655,006	556,815	529,640	9,591,159
Kristiane C. Graham	116,855,710	3,528,430	357,321	9,591,159
Michael F. Johnston	118,785,880	1,498,768	456,813	9,591,159
Eric A. Spiegel	119,737,864	459,260	544,337	9,591,159
Richard J. Tobin	119,793,248	634,933	313,280	9,591,159
Stephen M. Todd	119,275,839	941,487	524,135	9,591,159
Stephen K. Wagner	117,200,239	3,098,605	442,617	9,591,159
Keith E. Wandell	118,373,378	1,894,325	473,758	9,591,159
Mary A. Winston	116,589,235	3,696,881	455,345	9,591,159

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020:

For	Against	Abstain	Broker Non-Vote
125,623,780	4,379,061	329,779	0

3.	To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
114,782,781	5,324,010	634,670	9,591,159

4.	A shareholder proposal regarding the right to allow shareholders to act by written consent:

For	Against	Abstain	Broker Non-Vote
39,791,373	80,523,375	426,713	9,591,159

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

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